EXHIBIT 99.2 Third Quarter 2019 Financial Results October 30, 2019

Welcome and Participants Vyomesh Joshi President and Chief Executive Officer Todd Booth To participate via phone, Executive Vice President and Chief Financial Officer please dial: Andrew Johnson 1-201-689-8345 Executive Vice President and Chief Legal Officer Melanie Solomon Investor Relations 2

Forward Looking Statements This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as “believes,” “beliefs,” ''may,'' ''will,'' ''should,'' expects,'' ''intends,'' ''plans,'' ''anticipates,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System’s actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise. Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3

Vyomesh Joshi (VJ) President & Chief Executive Officer

Third Quarter Results • GAAP revenue of $155.3 million and non-GAAP revenue of $155.1 million ◦ GAAP decrease of 5.6% YoY ◦ Excluding Entertainment business, the decline was 3.6% YoY • GAAP gross profit margin of 43.3% and non-GAAP gross profit margin of 44.4% • GAAP loss of $0.15 per share and non-GAAP loss of $0.04 per share 5

Third Quarter Highlights • Returned to growth in Materials: 3% YoY • Introduced 8 new production materials for Figure 4 platform since last earnings call, which will enable us to open up new production workflows in our target markets 6

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Third Quarter Highlights (cont'd) • Healthcare grew 6%, and 15% excluding large enterprise customer • Committed to operational excellence and keenly focused on cost structure ◦ Reduced inventory by $11.2 million sequentially ◦ Generated $6.5 million cash from operations ◦ Reduced non-GAAP SG&A by 5% YoY and 6% in first 9 months ◦ Reduced non-GAAP R&D by 8% YoY and 11% in first 9 months ◦ Total non-GAAP OpEx reduced by 8% in first 9 months 8

Todd Booth Executive Vice President & Chief Financial Officer

GAAP Operating Results Third Quarter Nine Months Ended Y/Y Y/Y Better/ Better/ (in millions, except per share amounts) 2019 2018 (Worse) 2019 2018 (Worse) Revenue $ 155.3 $ 164.5 (6) % $ 464.5 $ 506.9 (8) % Gross Profit 67.3 77.8 (14) % 206.3 241.8 (15) % Gross Profit Margin 43% 47% (400) bps 44% 48% (400) bps SG&A 58.3 65.6 11% 195.0 206.2 5 % R&D 20.9 23.2 10% 63.7 71.8 11 % Operating Expenses 79.2 88.8 11% 258.7 278.0 7% % of Revenue 51% 54% 56% 55 % Operating Loss (11.9) (11.0) (8) % (52.4) (36.2) (45) % % of Revenue (8) % (7) % (11) % (7) % Net Loss per 3D Systems $ (16.8) $ (11.6) (45) % $ (65.2) $ (41.4) (57) % % of Revenue (11) % (7) % (14) % (8) % Loss Per Share $ (0.15) $ (0.10) (50) % $ (0.57) $ (0.37) (54) % 10

Non-GAAP Financial Measures Third Quarter Nine Months Ended Y/Y Y/Y Better/ Better/ (in millions, except per share amounts) 2019 2018 (Worse) 2019 2018 (Worse) Non-GAAP R&D Expense $ 20.9 $ 22.8 8% $ 63.3 $ 71.3 11 % Non-GAAP SG&A Expense 48.3 50.8 5% 150.6 160.9 6 % Non-GAAP Operating Expenses $ 69.3 $ 73.7 6% $ 213.9 $ 232.2 8 % Non-GAAP Net income (loss) attributable to 3D Systems Corporation $ (4.5) $ 2.4 (288) % $ (15.1) $ 5.1 (396) % Non-GAAP Net income (loss) per share available to 3D Systems Corporation common stockholders - basic and diluted $ (0.04) $ 0.02 (300) % $ (0.13) $ 0.05 (360) % We use non-GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non-GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on our financial results. See appendix for reconciliation of non-GAAP items. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 11

Revenue Printer Revenue Materials Revenue 36.8 40.3 41.4 30.4 (17.2%) 2.8% Q3 2018 Q3 2019 Q3 2018 Q3 2019 Healthcare Revenue On Demand Revenue Software Revenue 24.6 24.6 53.1 56.4 26.3 23.1 6.3% (12.0%) 0.1% Q3 2018 Q3 2019 Q3 2018 Q3 2019 Q3 2018 Q3 2019 12

Gross Profit and Margin • GAAP GPM was 43.3% and non-GAAP GPM was 44.4% in Q3 2019 • GPM impacted by factory utilization, mix and inventory adjustments • Driving supply chain optimization, manufacturing efficiency and process improvements 50.0% $80 $ in millions 47.5% $60 45.0% $40 42.5% $20 40.0% $0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 GAAP Gross Profit GAAP GPM Non-GAAP GPM – For the periods presented above, GAAP and non-GAAP GPM were within 10 basis points; therefore, the lines overlap. See appendix for a reconciliation of non-GAAP operating expenses. 13

Operating Expenses • GAAP operating expenses decreased 10.8% and non-GAAP operating expenses decreased 6.0% compared to the third quarter of the prior year with decreases in both SG&A and R&D • R&D is focused on materials and software development in 2019 See appendix for a reconciliation of non-GAAP operating expenses. 14

Balance Sheet and Cash • Ended the September quarter with $127.6 million of unrestricted cash on hand, after paying down $21.0 million on the term loan • Generated $6.5 million of cash from operations • Improved working capital performance while also reducing inventory levels • While cash use and generation will fluctuate, we are pleased with the cash results in the third quarter 15

Vyomesh Joshi (VJ) President & Chief Executive Officer

Conclusion • Spent the last 3 years stabilizing the company • Excited about our traction with new Figure 4 production materials • Confident we will ramp metal factory system solutions by the end of first quarter 2020 • Structuring the company to be lean and profitable • Our focus on innovative production workflows including hardware platforms, materials, software and professional services will drive profitable revenue growth in 2020 17

Q&A Session 1-201-689-8345

Thank You

Appendix

GAAP Revenue Summary by Category Sequential Y/Y Better/ Better/ (in millions) Q3 2019 Q2 2019 Q3 2018 (Worse) (Worse) Printers $ 30.4 $ 30.0 $ 36.8 1% (17) % Software Products 13.3 13.7 13.6 (3) % (2) % Other Products 9.4 8.9 9.3 6% 1 % Total Products 53.1 52.5 59.6 1% (11) % Total Materials 41.4 41.2 40.3 — % 3 % On Demand Manufacturing 23.1 24.0 26.3 (4) % (12) % Software Services 11.3 11.4 11.0 (1) % 3 % Other Services 26.4 28.1 27.3 (6) % (3) % Total Services 60.8 63.5 64.6 (4) % (6) % Total Revenue $ 155.3 $ 157.3 $ 164.5 (1) % (6) % Software $ 24.6 $ 25.1 $ 24.6 (2) % — % Healthcare $ 56.4 $ 56.4 $ 53.1 — % 6% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 21

Non-GAAP Reconciliation - EPS

Third Quarter Non-GAAP Earnings (Loss) per Share

(in millions, except per share amounts)	Quarter Ended September 30, 2019	Quarter Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
GAAP Net loss attributable to 3D Systems Corporation	$ (16.8)	$ (11.6)	$ (65.2)	$ (41.4)
Adjustments:				
Amortization, stock-based compensation & other [1]	10.9	15.2	35.7	44.8
Legal, acquisition and divestiture related [2]	(0.2)	(2.1)	7.0	(2.1)
Cost optimization plan, including severance costs [3]	1.4	0.9	7.1	2.4
Impairment of cost-method investments [4]	0.3	—	0.3	1.4
Non-GAAP net income attributable to 3D Systems Corporation	**$ (4.5)**	**$ 2.4**	**$ (15.1)**	**$ 5.1**
Non-GAAP net income per share available to 3D Systems common stock holders - basic and diluted [5]	**$ (0.04)**	**$ 0.02**	**$ (0.13)**	**$ 0.05**

[1] For the quarter ended September 30, 2019, the adjustment included $0.1 in COGS and $10.8 in SG&A. For the quarter ended September 30, 2018, the adjustment included $0.1 in COGS and $15.1 in SG&A. For the nine months ended September 30, 2019, the adjustment included $0.3 in COGS and $35.4 in SG&A. For the nine months ended September 30, 2018, the adjustment included $0.3 in COGS and $44.5 in SG&A.

[2] For the quarter ended September 30, 2019, the adjustment included $(0.2) in Revenues, $0.7 in COGS, $(1.2) in SG&A and $0.5 in other income (expense). For the nine months ended September 30, 2019, the adjustment included $(2.9) in Revenues, $4.0 in COGS, $4.1 in SG&A, and $1.8 in other income (expense). For the quarter and nine months ended September 30, 2018, the adjustment included $(0.7) in SG&A and $(1.4) in other income (expense).

[3] For the quarter ended September 30, 2019, the adjustment included $1.0 in COGS and $0.4 in SG&A. For the quarter ended September 30, 2018, the adjustment included $0.1 in COGS, $0.4 in SG&A and $0.3 in R&D. For the nine months ended September 30, 2019, the adjustment included $1.7 in COGS, $5.0 in SG&A and $0.3 in R&D. For the nine months ended September 30, 2018, the adjustment included $0.4 in COGS, $1.5 in SG&A and $0.5 in R&D.

[4] For the quarter and nine months ended September 30, 2019, the adjustment included $0.3 in interest and other income (expense), net. For the nine months ended September 30, 2018, the adjustment included $1.4 in interest and other income (expense), net.

[5] Denominator based on weighted average shares used in the GAAP EPS calculation.

* Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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Non-GAAP Reconciliation - Revenue 2019 Non-GAAP Revenue Nine Months Quarter Ended Ended (in millions) March 31 June 30 September 30 September 30 GAAP Revenue $ 152.0 $ 157.3 $ 155.3 $ 464.5 Adjustments: Legal, acquisition and divestiture related (1.8) (0.9) (0.2) (2.9) Non-GAAP Revenue $ 150.2 $ 156.4 $ 155.1 $ 461.7 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 23

Non-GAAP Reconciliation - GP and GPM 2019 Non-GAAP Gross Profit & Margin Quarter Ended Year to Date (in millions) March 31 June 30 September 30 September 30 GAAP Gross Profit $ 65.7 $ 73.3 $ 67.3 $ 206.3 GAAP Gross Profit Margin 43.2% 46.6% 43.3% 44.4 % Adjustments: Amortization, stock-based compensation & other 0.1 0.1 0.1 0.3 Legal, acquisition and divestiture related 0.1 0.4 0.5 1.1 Cost optimization plan, including severance costs 0.4 0.3 1.0 1.7 Non-GAAP Gross Profit $ 66.4 $ 74.2 $ 68.9 $ 209.5 Non-GAAP Gross Profit Margin 44.2% 47.4% 44.4% 45.4% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 24

Non-GAAP Reconciliation - Operating Expense 2019 Non-GAAP Operating Expenses Quarter Ended Year to Date (in millions) March 31 June 30 September 30 September 30 GAAP R&D Expenses $ 21.9 $ 20.8 $ 20.9 $ 63.7 GAAP SG&A Expenses 65.1 71.7 58.3 195.0 GAAP Operating Expenses 87.0 92.5 79.2 258.7 Adjustments to R&D Expenses: Cost optimization plan — 0.3 — 0.3 Non-GAAP R&D Expenses 21.9 20.5 20.9 63.3 Adjustments to SG&A Expenses: Amortization, stock-based compensation & other 12.1 12.5 10.8 35.4 Legal, acquisition and divestiture related 0.7 4.6 (1.2) 4.1 Cost optimization plan, including severance costs 1.2 3.3 0.4 5.0 Total Adjustments to SG&A Expenses 14.1 20.4 10.0 44.4 Non-GAAP SG&A Expenses 51.0 51.2 48.3 150.6 Non-GAAP Operating Expenses $ 72.9 $ 71.7 $ 69.3 $ 213.9 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 25

Non-GAAP Reconciliation - GP and GPM Full Year 2018 Non-GAAP Gross Profit & Margin 2018 Quarter Ended Year Ended September December December (in millions) March 31 June 30 30 31 31 GAAP Gross Profit $ 77.9 $ 86.2 $ 77.8 $ 82.6 $ 324.4 GAAP Gross Profit Margin 46.9% 48.8% 47.3% 45.7% 47.2 % Adjustments: Amortization, stock-based compensation & other 0.1 0.1 0.1 (0.2) 0.1 Legal and acquisition-related — — — 0.6 0.6 Cost optimization plan 0.2 0.2 0.1 0.7 1.1 Non-GAAP Gross Profit $ 78.1 $ 86.4 $ 78.0 $ 83.6 $ 326.2 Non-GAAP Gross Profit Margin 47.1% 48.9% 47.4% 46.3% 47.4% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 26

Non-GAAP Reconciliation - Operating Expense Full Year 2018 Non-GAAP Operating Expenses 2018 Quarter Ended Year Ended (in millions) March 31 June 30 September 30 December 31 December 31 GAAP R&D Expenses $ 25.9 $ 22.7 $ 23.2 $ 23.5 $ 95.3 GAAP SG&A Expenses 69.5 71.2 65.6 66.1 272.3 GAAP Operating Expenses 95.3 93.9 88.8 89.6 367.6 Adjustments to R&D Expenses: Cost optimization plan 1 — 0.2 0.3 — 0.5 Non-GAAP R&D Expenses 25.9 22.5 22.8 23.5 94.8 Adjustments to SG&A Expenses: Amortization, stock-based compensation & other 15.1 14.3 15.1 14.1 58.6 Legal and acquisition-related 0.4 (0.4) (0.7) (1.0) (1.7) Cost optimization plan 0.4 0.7 0.4 0.8 2.4 Total Adjustments to SG&A Expenses 15.9 14.6 14.8 13.9 59.2 Non-GAAP SG&A Expenses 53.6 56.6 50.8 52.2 213.1 Non-GAAP Operating Expenses $ 79.4 $ 79.1 $ 73.7 $ 75.7 $ 307.9 1 For the quarter ended March 31, 2018, the adjustment included approximately $32 thousand and therefore rounded down. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 27

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